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                                                              EXHIBIT 99.906CERT


   CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF
                 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of Chestnut Street Exchange Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant for the period ended December 31, 2010 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 25, 2011                 /s/ Edward J. Roach
                                        ----------------------------------------
                                        Edward J. Roach, President & Treasurer
                                        (Principal Executive Officer & Principal
                                        Financial Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.